Exhibit 99.1

COMPUTERS & TELE-COMM, INC. AND SUBSIDIARY

Contents

Page
Unaudited Financial Statements
Unaudited Consolidated Balance Sheets at September 30, 2013 and December 31, 2012	15
Unaudited Consolidated Statements of Operations for the nine months ending September 30, 2013 and 2012	16
Unaudited Consolidated Statements of Cash Flows for the nine months ending September 30, 2013 and 2012	17
Notes to Unaudited Consolidated Financial Statements	18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
of Computers & Tele-Comm, Inc. and Subsidiary

We have audited the accompanying consolidated financial statements of Computers & Tele-Comm, Inc. and Subsidiary (the Company), which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of operations, changes in stockholders’ deficit, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America as established by the Auditing Standards Board (United States) and in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Computers & Tele-Comm, Inc. and Subsidiary as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred a net loss of $119,389 for the year ended December 31, 2012, and the Company had an accumulated deficit of $790,502 at December 31, 2012. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                        /s/ D’Arelli Pruzansky. P.A.

Certified Public Accountants

Boca Raton, Florida

September 4, 2013

Computers & Tele-Comm, Inc. and Subsidiary

Consolidated Balance Sheets

	December 31,
	2012	2011
CURRENT ASSETS:
Cash	$ 23,705	$ 14,824
Accounts receivable, net	37,628	42,991
Prepaid expenses	18,234	66,680
	79,567	124,495

OTHER ASSETS:
Property and equipment, net	1,274,754	512,943
Deposits	188,874	79,957
Other assets	-	79,605
Total Assets	$ 1,543,195	$ 797,000

CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$ 210,879	$ 257,832
Notes payable	630,632	274,710
Notes payable – related party	-	5,525
Total current liabilities	841,511	538,067

LONG TERM LIABILITIES:
Note payable	902,356	359,503
Total liabilities	1,743,867	897,570

STOCKHOLDERS' DEFICIT
Common stock, no par value; 250,000 shares authorized; 250,000 and 247,000 shares issued and outstanding at December 31, 2012 and 2011, respectively	589,830	570,543
Accumulated deficit	(790,502)	(671,113)

Total Stockholders' Deficit	(200,672)	(100,570)

Total Liabilities and Stockholders' Deficit	$ 1,543,195	$ 797,000

See accompanying notes to consolidated financial statements

Computers & Tele-Comm, Inc. and Subsidiary

Consolidated Statements of Operations

	For the Years Ended
	December 31,
	2012	2011

Sales	$1,489,754	$ 1,018,373

Cost of sales	245,814	123,335

Gross profit	1,243,940	895,038

Operating expenses:
Sales, general, and administrative expense	752,635	503,194
Depreciation and amortization expense	404,942	168,930

Total operating expenses	1,157,577	672,124

Income from operations	86,363	222,914

Other income (expenses):
Interest income	4	2
Interest expense	(205,756)	(102,951)

Total other expenses:	(205,752)	(102,949)

Net income (loss)	$(119,389)	$ 119,965

See accompanying notes to consolidated financial statements

Computers & Tele-Comm, Inc.

Consolidated Statement of Changes in Stockholders’ Deficit

	No Par Value Common Stock
	Shares	Amount	Accumulated Deficit	Total Stockholders’ Deficit

BALANCE, December 31, 2010	247,000	$ 570,543	$ (791,078)	$ (220,535)

Net income			119,965	119,965

BALANCE, December 31, 2011	247,000	570,543	(671,113)	(100,570)

Payment of liabilities with common stock	3,000	19,287		19,287

Net loss			(119,389)	(119,389)

BALANCE, December 31, 2012	250,000	$ 589,830	$ (790,502)	$ (200,672)

See accompanying notes to consolidated financial statements

Computers & Tele-Comm, Inc. and Subsidiary

Consolidated Statements of Cash Flows

	For the years ended
	December 31,
	2012	2011
Net income (loss)	$ (119,389)	$ 119,965
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expense	435,565	168,930
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	5,365	3,355
Prepaid expense	48,446	(17,000)
Other assets	79,605	(79,605)
Deposits	(108,918)	(40,324)
Accounts payable and accrued liabilities	(27,667)	(1,357)
NET CASH PROVIDED BY OPERATING ACTIVITIES	$313,007	$153,964

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(1,197,376)	(404,482)
NET CASH USED IN INVESTING ACTIVITIES	(1,197,376)	(404,482)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on notes payable – related party	(5,525)	(2,759)
Proceeds from notes payable	1,262,426	387,340
Payments on notes payable	(363,651)	(139,002)
NET CASH PROVIDED BY FINANCING ACTIVITIES	893,250	245,579

NET INCREASE (DECREASE) IN CASH	8,881	(4,939)

CASH - beginning of year	14,824	19,763

CASH - end of year	$23,705	$14,824

Supplemental disclosure of cash flow information:
Cash paid for :
Interest	$—	$—
Income taxes	—	—

Noncash Financing Activities:
Payment of liabilities with common stock	$19,284

See accompanying notes to unaudited consolidated financial statements

COMPUTERS & TELE-COMM, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012 AND 2011

NOTE 1 - NATURE OF BUSINESS

Computers & Tele-Comm, Inc. (“CTC” or the “Company”) was incorporated in Missouri on December 30, 2003. CTC provides wireless and fiber broadband service, co-location space and related services. The Company operates a Network Access Point (“NAP”) where customers directly interconnect with a network ecosystem of partners and customers.  This access to Internet routes provides CTC customers improved reliability and streamlined connectivity while significantly reducing costs by reaching a critical mass of networks within a centralized physical location.

CTC operates a wireless internet service business, providing WIMAX broadband to small and medium size businesses in the metro Kansas-City, Missouri area.  In addition CTC offers the following solutions: (i) premium data center co-location, (ii) interconnection and (iii) exchange and outsourced IT infrastructure services.

We leverage our NAP which allows our customers to increase information and application delivery performance while significantly reducing costs. Our platform enables scalable, reliable and cost-effective co-location, interconnection and traffic exchange thus lowering overall cost and increasing flexibility.

Fair value of financial instruments

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.  The established fair value hierarchy requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.  The standard describes three levels of inputs that may be used to measure fair value:

Level 1:  Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2:  Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly.  These include quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities that are not active; and model-driven valuations whose inputs are observable or whose significant value drivers are observable.  Valuations may be obtained from, or corroborated by, third-party pricing services.

Level 3:  Unobservable inputs to measure fair value of assets and liabilities for which there is little, if any market activity at the measurement date, using reasonable inputs and assumptions based upon the best information at the time, to the extent that inputs are available without undue cost and effort.

The carrying amounts of financial instruments, including cash, accounts receivable, prepaid expenses, accounts payable and accrued liabilities approximated fair value as of December 31, 2012 and 2011, because of the relatively short-term maturity of these instruments and their market interest rates.

Going Concern

Our auditors stated in their report on the consolidated financial statements of the Company for the years ended December 31, 2012 and 2011 that we have operating results that raise doubt about our ability to continue as a going concern.  For the year ended December 31, 2012 we incurred a net loss of $119,389 and the we had an accumulated deficit of $790,502 at December 31, 2012.  The consolidated financial statements do not include any adjustments related to the recovery and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event we cannot continue in existence.

Management has established plans intended to increase the sales of our products and services. Management intends to seek new capital from new equity securities offerings to provide funds needed to increase liquidity, fund growth, and implement its business plan. However, no assurances can be given that we will be able to raise any additional funds.

COMPUTERS & TELE-COMM, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012 AND 2011

NOTE 2 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheets and the reported amounts of sales and expenses during the reporting periods. Actual results could differ from those estimates. Significant estimates in 2012 and 2011 include the allowance for doubtful accounts, and the useful life and valuation of property.

Cash and Cash Equivalents

We consider all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable consists of normal trade receivables.  Management performs ongoing evaluations of its accounts receivable and has provided a general reserve for bad debt of $32,333 and $0 as of December 31, 2012 and 2011, respectively. Management believes that all receivables as of December 31, 2012 and 2011 are fully collectable. Bad debt expense amounted to $54,735 and $3,357 for the years ended December 31, 2012 and 2011, respectively.

Management performs periodic analyses to evaluate accounts receivable balances to ensure that recorded amounts reflect estimated net realizable value. Specifically, management considers historical realization data, accounts receivable aging trends, and other operating trends.

Revenue Recognition

We follow the guidance of Accounting Standards Codification (ASC) Topic 605, “Revenue Recognition” (formerly Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition”) for revenue recognition. In general, we record revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

It is our customary business practice to obtain a signed master sales agreement for recurring revenue sales, and/or a sales order for events and one-time services. Taxes collected from customers and remitted to governmental authorities are reported on a net basis and are excluded from revenue.

We derive the majority of our revenues from recurring revenue streams, consisting primarily of:

(1) Wireless and fiber broadband service ;

(2) co-location, which includes the licensing of cabinet space and power;

(3) interconnection services, such as cross connects;

(4) managed infrastructure services.

•

Revenues from recurring revenue streams are generally billed monthly and recognized ratably over the term of the contract, generally one to three years for data center space customers. We generally recognize revenue beginning on the date the customer commences use of our services.

•

Implementation and set-up fees are recognized at the time those services are completed, unless prior agreement was made for interim billings (for work completed).

•

For services that are billed according to customer usage, revenue is recognized in the month in which the usage is provided.

•

Professional services are recognized in the period services are provided.

•

Amounts that have been invoiced are recorded in accounts receivable and revenue.

COMPUTERS & TELE-COMM, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012 AND 2011

NOTE 2 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (cont.)

Our customers generally have the right to cancel their contracts by providing prior written notice to us of their intent to cancel the remainder of the contract term. The customer would be required to pay any charge for early cancellation that their contract specifies.  In the event that a customer cancels their contract, they are not entitled to a refund for services already rendered.  A customer can continue service on a month-to-month basis after their contract expires.

Our customer agreements provide that we will achieve certain service levels. To the extent that such service levels are not achieved, we may issue a credit invoice, which is recorded as a reduction to revenue and a corresponding reduction in receivables.

Principles of Consolidation

The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles and include the accounts of the Company and its wholly-owned subsidiary. All significant intercompany transactions and balances have been eliminated in consolidation.

Barter Transactions

Barter activity is accounted for in accordance with ASC 845, Nonmonetary Transactions.  Barter revenue relates to the exchange of wireless bandwidth and internet connectivity provided by CTC to business customers in exchange primarily for roof rights for antennae, advertising and other products and services that CTC would otherwise be required to buy for cash.  Barter expenses reflect the expense offset to barter revenue. The amount of barter revenue and expense is recorded at the estimated fair value of the services received or the services provided, whichever is more objectively determinable, in the month the services are exchanged.

Income Taxes

We account for income taxes under the provisions of ASC 740-25.  AaSC 740-10-25 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  Benefits from tax positions should be recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority that would have full knowledge of all the relevant information. A tax position that meets the more-likely-than-not recognition threshold is measured at the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions that previously failed to meet the more-likely-than not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not recognition threshold should be derecognized in the first subsequent financial reporting period in which that threshold is no longer met. ASC 740-10-25 also provides guidance on the accounting for and disclosure of unrecognized tax benefits, interest, and penalties. ASC 740-10-25 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards. ASC 740-10-25 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets.  At December 31, 2012 and 2011 the Company has no unrecognized tax benefits, interest, or penalties.

COMPUTERS & TELE-COMM, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012 AND 2011

NOTE 2 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (cont.)

Property and Equipment

Property and equipment is stated at cost, net of accumulated depreciation. Depreciation is provided by using the straight-line method over the estimated useful lives of the related assets.

Long-lived Assets

In accordance with ASC Topic 360, “Property, Plant, and Equipment” (formerly SFAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”), we review the carrying value of intangibles and other long-lived assets for impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of long-lived assets is measured by comparison of its carrying amount to the undiscounted cash flows that the asset or asset group is expected to generate. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the property, if any, exceeds its fair market value.

Advertising

Advertising costs are expensed as incurred and amounted to $12,095 and $2,803 for the years ended December 31, 2012 and 2011, respectively.

NOTE 3 – COST OF GOODS SOLD

Cost of goods sold for the year ended December 31, 2012 and 2011 consisted of the following:

	December 31, 2012	December 31, 2011
Cost of Circuits	$ 156,608	$ 69,471
Depreciation	30,624	-
Multi service circuits	12,471	16,904
Installation and wiring	18,946	9,564
Commissions	8,351	5,754
Other	18,814	21,642
	$ 245,814	$ 123,335

NOTE 4 - PROPERTY AND EQUIPMENT

Property and equipment, net, consists of the following:

	Estimated Life	December 31, 2012	December 31, 2011
Computer equipment	3 years	$2,021,991	$841,356
Leasehold improvements	3 years	13,261	6,437
Furniture and fixtures	3 years	17,078	15,111
Software	3 years	13,922	5,972
Vehicle	3 years	7,734	7,734
		2,073,986	876,610
Less: accumulated depreciation		(799,232)	(363,667)

		$1,274,754	$512,943

Capitalized equipment under lease agreements totaled $1,983,854 and $804,962 at December 31, 2012 and 2011, respectively.  The lease term of each capital equipment lease is 36 months.  See Note 5.

Depreciation expense for the years ended December 31, 2012 and 2011 was $435,565 and $168,930 respectively.

COMPUTERS & TELE-COMM, INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012 AND 2011

NOTE 5 - COMMITMENTS AND CONTINGENCIES

Operating Leases

We currently have real estate leases at two data center locations, totaling 6,875 square feet.  These operating leases are standard commercial leases.

As of December 31, 2012, future minimum lease payments under these operating leases are as follows:

For the Year Ending December 31,	Amount
2013	$ 73,852
2014	73,852
2015	62,676
2016	24,786
2017	2,066
Thereafter	-
Total	$ 237,232

Rent expense was $74,454 and $90,716 for the years ended December 31, 2012 and 2011.

NOTE 6 - NOTES PAYABLE – CURRENT AND LONG TERM

Notes payable consist of the following:

	2012	2011
Short term notes payable to banks	$114,690	$90,640
Notes payable related to capital lease obligations	1,418,298	543,573
	1,532,988	634,213
Less: current portion	(630,632)	(274,710)
Non-current portion	$ 902,356	$ 359,503

We entered into a master lease agreement with Agility Lease Fund II LLC on June 15, 2009, and into a master lease agreement with Agility Lease Fund III LLC on March 23, 2011.  Each fund allowed us to lease up to $1,000,000 in equipment purchases, with each tranche to be repaid over a 36 month period.  In accordance with ASC 840, we have accounted for these leases as capital leases and recorded the liabilities thereunder as notes payable on our balance sheet.  The balance owed under these lease arrangements at December 31, 2012 and 2011, respectively are as follows:

	2012	2011
Beginning payable balance	$ 543,573	$ 271,386
Additions	1,178,892	387,340
Payments	(304,167)	(115,153)
	$ 1,418,298	$ 543,573
Less: current portion	(515,942)	(184,070)
Non-current portion	$ 902,356	$ 359,503

COMPUTERS & TELE-COMM, INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012 AND 2011

NOTE 6 - NOTES PAYABLE – CURRENT AND LONG TERM, (cont.)

The master lease agreement is collateralized by a blanket security interest encumbering our assets. If we should default under the terms of the master lease agreement, Agility Lease Fund III LLC could seek to foreclose on our primary assets. If Agility Lease Fund III LLC were successful, we would be unable to conduct business as it is presently conducted and our ability to generate revenues and fund ongoing operations would be materially adversely affected.

As of December 31, 2012, future minimum lease payments, which include principal and interest, under these capital leases are as follows:

For the Year Ending December 31,	Amount
2013	$ 759,937
2014	669,448
2015	352,795
2016	-
2017	-
Thereafter	-

Total	$ 1,782,180

NOTE 7 – STOCKHOLDERS’ DEFICIT

Our authorized capital is 250,000 shares of no par value common stock.  During the year ended December 31, 2012 we issued 3,000 shares  valued at $19,284, or $6.43 per share, to employees in lieu of cash as reimbursement for out of pocket expenses.

NOTE 8 - CONCENTRATION OF CREDIT RISK

Bank Balances

The Company maintains cash in financial institutions insured by the Federal Deposit Insurance Corporation (“FDIC”), including non-interest bearing transaction account deposits protected in full in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).  At December 31, 2012 and 2011 all of the Company’s cash balances were fully insured.  The Company has not experienced any losses in such accounts.

Major Customers

Sales to customers representing more than 10% of total sales for the years ended December 31, 2012 and 2011, respectively were as follows:

	2012	2011
Customer A	41%	13%
All others	59%	87%
	100%	100%

COMPUTERS & TELE-COMM, INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012 AND 2011

NOTE 8 - CONCENTRATION OF CREDIT RISK, (cont.)

Approximately 40% and 39% of our accounts receivable was due from two customers as of December 31, 2012 and 2011, respectively.

	2012	2011
Customer A	25%	21%
Customer B	15%	18%
All others	60%	61%
	100%	100%

NOTE 9 – RELATED PARTY TRANSACTIONS

From time to time we have borrowed operating funds from Mr. Graeme Gibson, our Chief Executive Officer, and from Mr. Larry Levin, our vice president of sales, for working capital.  The advances were payable upon demand and were interest free.  As of December 31, 2012 and 2011, the amounts owed to Messrs. Gibson and Levin were $0 and $5,525, respectively.

NOTE 10 - INCOME TAXES

Income taxes are provided for in accordance with the provisions of ASC 740, “Income Taxes.”  Accordingly, deferred income tax assets and liabilities are computed for differences between the carrying amounts of assets and liabilities for financial statement and tax purposes. Deferred income tax assets are required to be reduced by a valuation allowance when it is determined that it is more likely than not that all or a portion of a deferred tax asset will not be realized. In determining the necessity and amount of a valuation allowance, management considers current and past performance, the operating market environment, tax planning strategies and the length of tax benefit carryforward periods.

A summary of our deferred tax is as follows:

	2012	2011
Deferred Tax Assets:
Tax benefit of net operating loss carry forward	$197,000	$101,000

Total	197,000	101,000

Less: valuation allowance	(92,000)	(56,000)

Deferred tax assets	$105,000	$45,000

Deferred Tax Liabilities:
Depreciation	$(105,000)	$(45,000)

Net deferred tax assets (liabilities)	$—	$-

COMPUTERS & TELE-COMM, INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012 AND 2011

NOTE 10 - INCOME TAXES (cont.)

As of December 31, 2012 we had unused net operating loss carry forwards of approximately $524,000 available to reduce our future federal taxable income.  Unused net operating loss carryforwards expire through fiscal years ending 2032. Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards after a change in control (generally a greater than 50% change in ownership).

In evaluating realizability of its deferred tax assets, we concluded that deferred tax assets may only be realized to the extent of deferred tax liabilities.  Valuation allowances have been provided that result in net asset/liability amounts of $0 and $0 at December 31, 2012, and 2011, respectively.

The valuation allowance at December 31, 2012 was $92,000. The increase during fiscal 2012 was $36,000.

The table below summarizes the differences between our effective tax rate and the statutory federal rate as follows for 2012 and 2011. The effective tax rate is 34% Federal and 3.6% State after Federal tax benefit:

	2012	2011
Computed “expected” tax (benefit) expense	(34.0)%	34.0%
State income taxes, net of federal tax benefit	(3.6)%	3.6%
Other permanent differences	-	-
Change in valuation allowance	37.6%	(37.6)%

Effective tax rate	0.0%	0.0%

NOTE 11 – SUBSEQUENT EVENTS (UNAUDITED)

On October 1, 2013 (the “Closing Date”), IceWEB, Inc. (the “Company”) closed a share exchange agreement (the “Exchange Agreement”) by and among the Company, Computers and Tele-Comm., Inc., a Missouri corporation (“CTC”), KC NAP, LLC (“KC NAP”), the stockholders of CTC, and Streamside Partners, LLC, pursuant to which the Company purchased all of the outstanding common stock of CTC and the outstanding membership interests in KC NAP, in exchange for 9,568,400 shares of our $0.001 par value common stock.   Concurrently, and as part of the share exchange agreement, the Company issued shares to retire an outstanding debt owing by CTC to Streamside Partners, LLC, which totaled $155,000, and other debts of CTC totaling $267,823, in exchange for 13,485,799 shares of our $0.001 par value common stock (such transactions taken together are sometimes referred to herein as the “Share Exchange”).  As a result of the Share Exchange, weare now the holding company of CTC and we now operate a company in the business of operating data centers and providing Information Technology (“IT”) services.

On October 1, 2013, in conjunction with the acquisition described above, we entered into a lease agreement with Agility Ventures, LLC in the principal amount of $1,417,672 which is secured by all of the assets of IceWEB, Inc.  The note has a term of 36 months and bears interest at 15% per annum.  We also issued Agility Ventures 1,000,000 shares of IceWEB, Inc. restricted common stock, and a Series T common stock warrant covering a total of 3,675,000 shares with a term of two years and a conversion price of $0.055 per share.

For purposes of determining whether a post-balance sheet event has an effect on these financial statements, events were evaluated through December 12, 2013, the date on which the financial statements were available to be issued.  Management has determined that all subsequent events have been properly disclosed.

Computers & Tele-Comm, Inc. and Subsidiary

Consolidated Balance Sheets

(Unaudited)

	September 30, 2013 (Unaudited)	December 31, 2012(1)
CURRENT ASSETS:
Cash	$ 4,443	$ 23,705
Accounts receivable, net	68,529	37,628
Prepaid expenses	87,903	18,234
	160,875	79,567

OTHER ASSETS:
Property and equipment, net	827,383	1,274,754
Deposits	188,874	188,874
Other assets	917	-
Total Assets	$ 1,178,049	$ 1,543,195

CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$ 648,961	$ 210,879
Deferred revenue	59,396	-
Notes payable	934,651	630,632
Total current liabilities	1,643,008	841,511

LONG TERM LIABILITIES:
Note payable	902,356	902,356
Total liabilities	2,545,364	1,743,867

STOCKHOLDERS' DEFICIT
Common stock, no par value; 250,000 shares authorized; 250,000 shares issued and outstanding at September 30, 2013 and 2012, respectively	589,830	589,830
Accumulated deficit	(1,957,145)	(790,502)

Total stockholders' Deficit	(1,367,315)	(200,672)

Total Liabilities and Stockholders' Deficit	$ 1,178,049	$ 1,543,195

(1)

Derived from audited financial statements

See accompanying notes to consolidated financial statements

Computers & Tele-Comm, Inc. and Subsidiary

Consolidated Statements of Operations

(Unaudited)

	For the Nine Months Ended
	September 30,
	2013	2012

Sales	$644,117	$ 1,244,334

Cost of sales	326,241	177,461

Gross profit	317,876	1,066,873

Operating expenses:
Sales, general, and administrative expense	868,380	552,055
Depreciation and amortization expense	355,569	306,091

Total operating expenses	1,223,949	858,146

Income (loss) from operations	(906,072)	208,728

Other income (expenses):
Interest income	-	2
Interest expense	(260,570)	(137,108)

Total other expenses:	(260,570)	(137,106)

Net income (loss)	$(1,166,643)	$ 71,621

See accompanying notes to consolidated financial statements

Computers & Tele-Comm, Inc. and Subsidiary

Consolidated Statements of Cash Flows

(Unaudited)

		For the Nine Months Ended
		September 30,
		2013		2012
Net income (loss)		$ (1,166,643)		$ 71,621
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization expense		444,461		306,091
Changes in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable		(30,902)		(84,900)
Prepaid expense		(69,669)		47,621
Other assets		1,992		79,605
Deposits		-		(94,974)
Deferred revenue		59,396		-
Accounts payable and accrued liabilities		438,083		(59,683)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES		$(323,281)		$265,381

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment		-		(842,606)
NET CASH USED IN INVESTING ACTIVITIES		-		(842,606)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments on notes payable – related party		-		(937)
Proceeds from notes payable		329,664		783,877
Payments on notes payable		(25,644)		(205,811)
NET CASH PROVIDED BY FINANCING ACTIVITIES		304,019		577,129

NET DECREASE IN CASH		(19,262)		(96)

CASH - beginning of year		23,705		14,824

CASH - end of year		$4,443		$14,726

Supplemental disclosure of cash flow information:
Cash paid for :
Interest	$		$
Income taxes		—		—

See accompanying notes to unaudited consolidated financial statements

COMPUTERS & TELE-COMM, INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

NOTE 1 - NATURE OF BUSINESS

Computers & Tele-Comm, Inc. (“CTC” or the “Company”) was incorporated in Missouri on December 30, 2003. CTC provides wireless and fiber broadband service, co-location space and related services. The Company operates a Network Access Point (“NAP”) where customers directly interconnect with a network ecosystem of partners and customers.  This access to Internet routes provides CTC customers improved reliability and streamlined connectivity while significantly reducing costs by reaching a critical mass of networks within a centralized physical location.

CTC operates a wireless internet service business, providing WIMAX broadband to small and medium size businesses in the metro Kansas-City, Missouri area.  In addition CTC offers the following solutions: (i) premium data center co-location, (ii) interconnection and (iii) exchange and outsourced IT infrastructure services.

We leverage our NAP which allows our customers to increase information and application delivery performance while significantly reducing costs. Our platform enables scalable, reliable and cost-effective co-location, interconnection and traffic exchange thus lowering overall cost and increasing flexibility.

Fair value of financial instruments

The carrying amounts of financial instruments, including cash, accounts receivable, accounts payable and accrued liabilities approximated fair value as of September 30, 2013 and 2012, because of the relatively short-term maturity of these instruments and their market interest rates.

Going Concern

Our recent operating results raise doubt about our ability to continue as a going concern.  For the nine months ended September 30, 2013 we incurred a net loss of $1,166,643, had a use of cash in operating activities of $323,281, and had negative working capital of $1,482,133.  The consolidated financial statements do not include any adjustments related to the recovery and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event we cannot continue in existence.

Management has established plans intended to increase the sales of our products and services. Management intends to seek new capital from new equity securities offerings to provide funds needed to increase liquidity, fund growth, and implement its business plan. However, no assurances can be given that we will be able to raise any additional funds.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheets and the reported amounts of sales and expenses during the reporting periods. Actual results could differ from those estimates. Significant estimates in 2013 and 2012 include the allowance for doubtful accounts, and the useful life and valuation of property.

COMPUTERS & TELE-COMM, INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

NOTE 2 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

We consider all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

Principles of Consolidation

The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles and include the accounts of the Company and its wholly-owned subsidiary. All significant intercompany transactions and balances have been eliminated in consolidation.

Accounts Receivable

Accounts receivable consists of normal trade receivables.  Management performs ongoing evaluations of its accounts receivable and has provided a general reserve for bad debt of $32,333 and $0 as of September 30, 2013 and 2012, respectively. Management believes that all receivables as of September 30, 2013 and 2012 are fully collectable. Bad debt expense amounted to $0 for the nine months ended September 30, 2013 and 2012, respectively.

Management performs periodic analyses to evaluate accounts receivable balances to ensure that recorded amounts reflect estimated net realizable value. Specifically, management considers historical realization data, accounts receivable aging trends, and other operating trends.

Revenue Recognition

We follow the guidance of Accounting Standards Codification (ASC) Topic 605, “Revenue Recognition” (formerly Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition”) for revenue recognition. In general, we record revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.

It is our customary business practice to obtain a signed master sales agreement for recurring revenue sales, and/or a sales order for events and one-time services. Taxes collected from customers and remitted to governmental authorities are reported on a net basis and are excluded from revenue.

We derive the majority of our revenues from recurring revenue streams, consisting primarily of:

(1) Wireless and fiber broadband service ;

(2) co-location, which includes the licensing of cabinet space and power;

(3) interconnection services, such as cross connects;

(4) managed infrastructure services.

Revenues from recurring revenue streams are generally billed monthly and recognized ratably over the term of the contract, generally one to three years for data center space customers. We generally recognize revenue beginning on the date the customer commences use of our services.

•

Implementation and set-up fees are recognized at the time those services are completed, unless prior agreement was made for interim billings (for work completed).

•

For services that are billed according to customer usage, revenue is recognized in the month in which the usage is provided.

•

Professional services are recognized in the period services are provided.

•

Amounts that have been invoiced are recorded in accounts receivable and revenue.

COMPUTERS & TELE-COMM, INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

NOTE 2 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (cont.)

Our customers generally have the right to cancel their contracts by providing prior written notice to us of their intent to cancel the remainder of the contract term. The customer would be required to pay any charge for early cancellation that their contract specifies.  In the event that a customer cancels their contract, they are not entitled to a refund for services already rendered.  A customer can continue service on a month-to-month basis after their contract expires.

Our customer agreements provide that we will achieve certain service levels. To the extent that such service levels are not achieved, we may issue a credit invoice, which is recorded as a reduction to revenue and a corresponding reduction in receivables.

Barter Transactions

Barter activity is accounted for in accordance with ASC 845, Nonmonetary Transactions.  Barter revenue relates to the exchange of wireless bandwidth and internet connectivity provided by CTC to business customers in exchange primarily for roof rights for antennae, advertising and other products and services that CTC would otherwise be required to buy for cash.  Barter expenses reflect the expense offset to barter revenue. The amount of barter revenue and expense is recorded at the estimated fair value of the services received or the services provided, whichever is more objectively determinable, in the month the services are exchanged.

Property and Equipment

Property and equipment is stated at cost, net of accumulated depreciation. Depreciation is provided by using the straight-line method over the estimated useful lives of the related assets.

Income Taxes

Income taxes are provided for in accordance with the provisions of ASC 740, “Accounting for Income Taxes.” Accordingly, deferred income tax assets and liabilities are computed for differences between the carrying amounts of assets and liabilities for financial statement and tax purposes. Deferred income tax assets are required to be reduced by a valuation allowance when it is determined that it is more likely than not that all or a portion of a deferred tax asset will not be realized. In determining the necessity and amount of a valuation allowance, management considers current and past performance, the operating market environment, tax planning strategies and the length of tax benefit carryforward periods.

COMPUTERS & TELE-COMM, INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

NOTE 2 - BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (cont.)

Long-lived Assets

In accordance with ASC Topic 360, “Property, Plant, and Equipment” (formerly SFAS 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”), we review the carrying value of intangibles and other long-lived assets for impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of long-lived assets is measured by comparison of its carrying amount to the undiscounted cash flows that the asset or asset group is expected to generate. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the property, if any, exceeds its fair market value.

Advertising

Advertising costs are expensed as incurred and amounted to $2,860 and $11,210 for the nine months ended September 30, 2013 and 2012, respectively.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment, net, consists of the following:

	Estimated Life	September 30, 2013	December 31, 2012
Computer equipment	3 years	$2,021,991	$2,021,991
Leasehold improvements	3 years	13,261	13,261
Furniture and fixtures	3 years	17,078	17,078
Software	3 years	11,012	13,922
Vehicle	3 years	7,734	7,734
		2,071,076	2,073,986
Less: accumulated depreciation		(1,243,693)	(799,232)

		$827,383	$1,274,754

Capitalized equipment under lease agreements totaled $1,983,854 at September 30, 2013 and December 31, 2012, respectively.  The terms of each capital equipment lease is 36 months.  See Note 5.

Depreciation expense for the nine months ended September 30, 2013 and 2012 was $444,461 and $306,091 respectively.

NOTE 4 - COMMITMENTS AND CONTINGENCIES

Operating Leases

We currently have real estate leases at two data center locations.  These operating leases are standard commercial leases.

COMPUTERS & TELE-COMM, INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

NOTE 4 - COMMITMENTS AND CONTINGENCIES (cont.)

As of September 30, 2013, we rent space in 2 locations totaling 6,875 square feet.   As of September 30, 2013, future minimum lease payments under these operating leases are as follows:

For the Year Ending December 31,	Amount
2013	$ 18,463
2014	73,852
2015	62,676
2016	24,786
2017	2,066
Thereafter	-
Total	$ 181,843

Rent expense was $64,308 and $63,873 for the nine months ended September 30, 2013 and 2012.

NOTE 5 - NOTES PAYABLE – CURRENT AND LONG TERM

Notes payable consist of the following:

	September 30, 2013	December 31, 2012
Short term notes payable to banks	$ 89,046	$114,690
Notes payable related to capital lease obligations	1,747,962	1,418,298
	1,837,008	1,532,988
Less: current portion	(934,651)	(630,632)
Non-current portion	$ 902,356	$ 902,356

We entered into a master lease agreement with Agility Lease Fund II LLC on June 15, 2009, and into a master lease agreement with Agility Lease Fund III LLC on March 23, 2011.  Each fund allowed us to lease up to $1,000,000 in equipment purchases, with each tranche to be repaid over a 36 month period.  We have accounted for these leases as capital leases and recorded the liabilities thereunder as notes payable on our balance sheet.

COMPUTERS & TELE-COMM, INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

NOTE 5 - NOTES PAYABLE – CURRENT AND LONG TERM, (cont.)

The master lease agreement is collateralized by a blanket security interest encumbering our assets. If we should default under the terms of the master lease agreement, Agility Lease Fund III LLC could seek to foreclose on our primary assets. If Agility Lease Fund III LLC were successful, we would be unable to conduct business as it is presently conducted and our ability to generate revenues and fund ongoing operations would be materially adversely affected.

As of September 30, 2013, future minimum lease payments, which include principal and interest, under these capital leases are as follows:

For the Year Ending December 31,	Amount
2013	$ 75,000
2014	525,000
2015	825,000
2016	765,000
2017	-
Thereafter	-

Total	$ 2,190,000

NOTE 6 – STOCKHOLDERS’ DEFICIT

Our authorized capital is 250,000 shares of no par value common stock.

NOTE 7 - CONCENTRATION OF CREDIT RISK

Bank Balances

The Company maintains cash in financial institutions insured by the Federal Deposit Insurance Corporation (“FDIC”), including non-interest bearing transaction account deposits protected in full in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).  At September 30, 2013 and 2012 all of the Company’s cash balances were fully insured.  The Company has not experienced any losses in such accounts.

Major Customers

Sales to 5 customers represented approximately 57% and 38% of total sales for the nine months Ended September 30, 2013 and 2012, respectively. As of September 30, 2013 approximately 80% of our accounts receivable was due from two customers.

COMPUTERS & TELE-COMM, INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

NOTE 8 – RELATED PARTY TRANSACTIONS

From time to time we have borrowed operating funds from Mr. Graeme Gibson, our Chief Executive Officer, and from Mr. Larry Levin, our vice president of sales, for working capital.  The advances were payable upon demand and were interest free.  As of September 30, 2013 and 2012, the amounts owed to Messrs. Gibson and Levin were $0 and $0, respectively.

NOTE 9 – SUBSEQUENT EVENTS

On October 1, 2013 (the “Closing Date”), IceWEB, Inc. (the “Company”) closed a share exchange agreement (the “Exchange Agreement”) by and among the Company, Computers and Tele-Comm., Inc., a Missouri corporation (“CTC”), KC NAP, LLC (“KC NAP”), the stockholders of CTC, and Streamside Partners, LLC, pursuant to which the Company purchased all of the outstanding common stock of CTC and the outstanding membership interests in KC NAP, in exchange for 9,568,400 shares of our $0.001 par value common stock.   Concurrently, and as part of the share exchange agreement, the Company issued shares to retire an outstanding debt owing by CTC to Streamside Partners, LLC, which totaled $155,000, and other debts of CTC totaling $267,823, in exchange for 13,485,799 shares of our $0.001 par value common stock (such transactions taken together are sometimes referred to herein as the “Share Exchange”).  As a result of the Share Exchange, weare now the holding company of CTC and we now operate a company in the business of operating data centers and providing Information Technology (“IT”) services.

On October 1, 2013, in conjunction with the acquisition described above, we entered into a lease agreement with Agility Ventures, LLC in the principal amount of $1,417,672 which is secured by all of the assets of IceWEB, Inc.  The note has a term of 36 months and bears interest at 15% per annum.  We also issued Agility Ventures 1,000,000 shares of IceWEB, Inc. restricted common stock, and a Series T common stock warrant covering a total of 3,675,000 shares with a term of two years and a conversion price of $0.055 per share.